John Hancock Funds II

Supplement dated November 8, 2010

to the Prospectus dated December 31, 2009

STRATEGIC INCOME OPPORTUNITIES FUND

The Management fees described in the prospectus are amended and restated to reflect the following advisory fee reduction:

Average Daily Net Assets	Annual Rate
First $500 million	0.700%
Excess over $500 million	0.650%

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.